SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: April 6, 2001
                (Date of earliest event reported: March 4, 2001)


                              HANCOCK FABRICS, INC.
             (Exact name or registrant as specified in its charter)

         Delaware                                        64-0740905
(State or other jurisdiction)                  (IRS Employer Identification No.)

                                     1-9482
                            (Commission title number)

3406 West Main Street, Tupelo, MS                                         38803
(Address of principal executive offices)                              (Zip code)

       Registrant's telephone number, including area code: (662) 842-2834

Item 5.  Other Events:

The Board of Directors of Hancock Fabrics, Inc. (the "Company") on March 4, 2001 amended and extended the Company's Rights Agreement. The term of the Rights Agreement was extended to March 4, 2011, the Purchase Price was adjusted to $24.00 per share, and the Redemption Price was adjusted to $.01 per Right.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

Exhibit No.                Description
-----------                -----------
    4.3 Amended and Restated Rights Agreement between Registrant and Continental Stock Transfer and Trust Company dated as of March 23, 1987 and as Amended and Restated most recently on March 4, 2001.

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HANCOCK FABRICS, INC.


Date: April 6, 2001                         By:/s/    Bruce D. Smith
                                            ----------------------------
                                            Bruce D. Smith
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

EXHIBIT 4.3

   --------------------------------------------------------------------------



                      AMENDED AND RESTATED RIGHTS AGREEMENT


                              HANCOCK FABRICS, INC.


                                       and


                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY


                                  Rights Agent




                                Rights Agreement

                           Dated as of March 23, 1987

                                     and as

                              Amended and Restated

                                most recently on

                                  March 4, 2001

   -------------------------------------------------------------------------

                                TABLE OF CONTENTS



Section 1.        Certain Definitions..........................................2

Section 2.        Rights Agent.................................................7

Section 3.        Issue of Right Certificates.................................14

Section 4.        Form of Right Certificates..................................16

Section 5.        Countersignature and Registration...........................17

Section 6.        Transfer, Split-Up, Combination and Exchange
                     of Right Certificates; Mutilated, Destroyed,
                     Lost or Stolen Right Certificates; Cancellation
                     and Destruction of Right Certificates....................18

Section 7.        Exercise of Rights; Purchase Price; Expiration
                     Date of Rights; Fractional Shares and Fractional
                     Rights...................................................20

Section 8.        Reservation and Availability of Shares of
                     Common Stock.............................................22

Section 9.        Right Holders...............................................24

Section 10.       Adjustment of Number of Shares; Exchange Option.............26

Section 11.       Consolidation, Merger or Sale or Transfer of
                     Assets or Earning Power..................................29

Section 12.       Adjustments of Purchase Price, Number of
                  Shares or Number of Rights..................................30

Section 13.       Redemption..................................................38

Section 14.       Notice of Certain Events....................................39

Section 15.       Notices.....................................................40

Section 16.       Supplements and Amendments..................................41


                                        i
Section 17.       Determinations and Actions by the Board of Directors........41

Section 18.       Successors..................................................42

Section 19.       Benefits of this Agreement..................................42

Section 20.       Severability................................................42

Section 21.       Governing Law...............................................42

Section 22.       Counterparts................................................42

Section 23.       Descriptive Headings........................................43

Signatures....................................................................43

Exhibit A -- Form of Right Certificate

Exhibit B -- Summary of Rights to Purchase Common Stock

                                RIGHTS AGREEMENT


     Agreement, dated as of March 23, 1987, between Hancock Fabrics, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), and as amended and restated most recently on March 4, 2001.

     The Board of Directors of the Company (the "Board") has authorized and declared a dividend of one right (a "Right") for each share of Common Stock (as hereinafter defined) of the Company and has authorized the issuance of one Right with respect to each share of Common Stock that shall become outstanding between May 4, 1987 and the earliest of the Distribution Date, the Redemption Date and the Expiration Date (as such terms are hereinafter herein), each Right initially representing the right to purchase one share of Common Stock.

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain  Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the beneficial owner of 20% or more of the Common Stock then outstanding (other than as a result of a Permitted Offer), but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding shares of capital stock of the Company for or pursuant to the terms of any such plan in its capacity as an agent or trustee for any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person." Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

     (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, as in effect on the date of this Agreement, under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (c) A Person shall be deemed the "beneficial owner" of and shall be deemed to "beneficially own" any securities:

     (i) that such Person or any Affiliate or Associate of such Person beneficially owns, directly or indirectly;

     (ii) that such Person or any Affiliate or Associate of such Person has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the beneficial owner of securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any Affiliate or Associate of such Person until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the beneficial owner of any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

     (iii) that are beneficially owned, directly or indirectly, by any other Person with which such Person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (B) of subparagraph (ii) of this paragraph) or disposing of any securities of the Company.

     (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in either the State of New York or Mississippi are authorized or obligated to close by law or executive order.

     (e) With respect to any given date, "close of business" shall mean 5:00 p.m., Central Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Central Time, on the next succeeding Business Day.

     (f) The "closing price" of the Common Stock or of the Rights, as applicable, for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or the Rights are listed or admitted to trading or, if the Common Stock or the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock or the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or the Rights selected by the Board.

     (g) "Common Stock" shall mean the shares of common stock, $.01 par value, of the Company. When used with reference to any Person other than the Company, "common stock" shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person.

     (h) "Distribution Date" shall mean the earlier of (i) the tenth day after the Stock Acquisition Date, or (ii) the tenth day (or such later date as may be determined by an action of the Company's Board of Directors) after the date of the commencement of, or first public announcement of the intention of any Person (other than the Company, a Subsidiary of the Company, an employee benefit plan of the Company or of a Subsidiary of the Company, or any entity holding shares of capital stock of the Company for or pursuant to the terms of any such plan in its capacity as an agent or trustee for any such plan) to commence, a tender or exchange offer (other than a Permitted Offer) the consummation of which would result in beneficial ownership by a Person of 30% or more of the outstanding Common Stock.

     (i) "Expiration Date" shall mean March 4, 2011.

     (j) "Permitted Offer" shall mean a tender or exchange offer which is for all outstanding Common Stock at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board of Directors who are not Acquiring Persons, Affiliates or Associates of an Acquiring Person or, nominees or representatives of any of them, to be adequate (taking into account all factors that such Directors deem relevant including, without limitation, prices that could reasonably be achieved if the Corporation or its assets were sold on an orderly basis designed to realize maximum value) and otherwise in the best interests of the Company and its stockholders (other than the Person or any Affiliate or Associate thereof on whose basis the offer is being made) taking into account all factors that such directors may deem relevant.

     (k) "Person" shall mean any individual, partnership, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     (l) "Purchase Price" shall mean the price of a share of Common Stock pursuant to the exercise of a Right under the terms of this Agreement.

     (m) "Redemption Date" shall mean the date on which the Rights are redeemed pursuant to Section 13 hereof.

     (n)  "Stock   Acquisition  Date"  shall  mean  the  first  date  of  public announcement by the Company or any Acquiring Person that an Acquiring Person has become such.

     (o) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

     (p) "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

Section 2. Rights Agent.

     (a) The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof.

     (b) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.

     (c) The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, and the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound by all such terms and conditions:

     (i) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection of the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (ii) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, the Treasurer, or the Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (iii) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct. The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate, certificate for shares of Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified, acknowledged or attested by the proper person or persons, or otherwise upon the advice of counsel as set forth in this Section.

          The Company agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

     (iv) The Rights Agent shall not be liable for, or by reason of, any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (v) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 10, 11, 12 or 13, or the ascertaining of the existence of facts that would require any such adjustment or determination (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such adjustment or determination is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

     (vi) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (vii) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, the Treasurer, or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Rights Agreement, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Rights Agreement and the date on or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three business days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

     (viii) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (ix) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     (x) At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

     (d) The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, it shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession that it acquired in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by a holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, that either has a combined capital and surplus of at least $50 million or is otherwise financially sufficient, in the judgement of the Board, to enable it to serve as Rights Agent, that has an office in the State of New York or an affiliate with an office in the State of New York and that is subject to supervision or examination by Federal or state authority. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities without further act or deed as if it had been originally named as Rights Agent; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this paragraph, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent.

     (e) Any corporation with which the Rights Agent or any successor Rights Agent is merged or consolidated, or any corporation resulting from any such merger or consolidation, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of paragraph (d) of this Section. If any of the Right Certificates shall have been countersigned but not delivered at the time such successor Rights Agent shall succeed to the agency created by this Agreement, such successor Rights Agent may adopt the countersignature of the predecessor Right Agent and deliver such Right Certificates so countersigned; if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in its own name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     (f) If the name of the Rights Agent is changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 3. Issue of Right Certificates.

     (a) Until the Distribution Date, the Rights shall be evidenced (subject to the provisions of paragraph (b) of this Section) by the certificates for shares of Common Stock registered in the names of the holders thereof (which Certificates for Common Shares shall also be deemed to be Right Certificates) and not by separate Right Certificates, and the right to receive Right Certificates will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will send or cause to be sent (and the Rights Agent will, if requested, send), by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit A hereto, evidencing one Right for each share of Common Stock so held. As of the
Distribution   Date,  the  Rights  will  be  evidenced   solely  by  such  Right
Certificates.

     (b) The Company will send or cause to be sent a copy of a Summary of Rights to Purchase Common Stock, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class, postage-prepaid mail, to each holder of a share of Common Stock that shall become outstanding between May 4, 1987 and the earliest of the Distribution Date, the Redemption Date and the Expiration Date. Until the Distribution Date, the Rights shall be evidenced by certificates for Common Stock registered in the names of the holders thereof (together with a copy of the Summary of Rights), registered holders of Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any certificate for Common Stock, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the associated Rights. Certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) prior to the earliest of the Distribution Date, the Redemption Date or the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Hancock Fabrics, Inc. and Continental Stock Transfer & Trust Company, dated as of March 23, 1987, as from time to time amended, (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Hancock Fabrics, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Hancock Fabrics, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons or Associates or Affiliates thereof (as defined in the Rights Agreement) may become null and void.

     (c) In the event that the Company purchases or acquires any shares of Common Stock prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding.

Section 4. Form of Right Certificates.

     (a) The Right Certificates (and the form of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates shall be in machine printable form and in a format reasonably satisfactory to the Rights Agent. Subject to the provisions of paragraph (b) of this Section, the Right Certificates, whenever issued, shall be dated as of March 23, 1987, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Purchase Price set forth therein, but the number and kind of such shares and the Purchase Price shall be subject to adjustment as provided herein.

     (b) Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 5.  Countersignature  and Registration.

The Right Certificates shall be executed on behalf of the Company by the Chairman of the Board, President or any Vice President and by its Secretary or an Assistant Secretary, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof. The Right Certificates shall be manually countersigned by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, may nevertheless be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company.

     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office in the Borough of Manhattan in the City of New York, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split-Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Cancellation and Destruction of Right Certificates.

     (a) Subject to the provisions of Section 7(f) and (g) hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender such Right Certificate or Right Certificates at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of such Right Certificates.

     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall execute and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

     All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of the Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights; Fractional Rights and Fractional Shares of Stock.

     (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in the Borough of Manhattan in the City of New York, together with payment of the Purchase Price for each share of Common Stock as to which the Rights are exercised, at or prior to the earlier of (i) the close of business on the Expiration Date or (ii) the Redemption Date.

     (b) The Purchase Price for each share of Common Stock purchased pursuant to the exercise of a Right shall be $24, shall be subject to adjustment from time to time as hereinafter provided and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section.

     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the Purchase Price for the shares of Common Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 8 hereof, in cash, or by certified check or cashier's check payable to the order of the Company, the Rights Agent shall thereupon promptly (i) requisition from any transfer agent of the Common Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares of Common Stock in accordance with paragraph (g) of this Section, (iii) promptly after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

     (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of paragraph (f) of this Section.

     (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section unless the certification contained in the appropriate form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been completed and signed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the beneficial owner (or former beneficial owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     (f) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this paragraph, the current market value of a whole Right shall be the closing price (as defined in Section 1(f)) of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. If the Rights are not publicly held or not so listed or traded, the "current market value of a whole Right" shall mean the fair value of a Right on such date as determined in good faith by the Board.

     (g) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For purposes of this paragraph, the current market value of the Common Stock shall be the closing price (as defined in Section 1(f)) of a share of Common Stock for the Trading Day immediately prior to the date of such exercise.

Section 8. Reservation and Availability of Shares of Common Stock.

The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Common Stock, or any authorized and issued Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights. In the event that there shall not be sufficient treasury stock or authorized but unissued Common Stock to permit the exercise in full of the Rights in accordance with the provisions of this Agreement, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights.

     So long as the Common Stock issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares of Common Stock reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Common Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such stock (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable stock.

     The Company further covenants and agrees that it will pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for Common Stock in a name other than that of, the registered holder of the Right Certificate evidencing the Rights surrendered for exercise or to issue or deliver any certificates for Common Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that so such tax is due.

Section 9. Right Holders.

     (a) Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (i) prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of Common Stock;

     (ii) after  the  Distribution   Date,  the  Right   Certificates  shall  be
          transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

     (iii) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made my anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

     (iv) he has waived his right to receive any fractional Rights or any fractional shares of stock upon exercise of a Right.

     (b) No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 14 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     (c) Each person in whose name any certificate for Common Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such stock on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock transfer books of the Company are open.

     (d) All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 2 (b) and (c) hereof, are vested in each registered holder of a Right Certificate (and, prior to the Distribution Date, each registered holder of Common Stock); and any such holder, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 10. Adjustment of Number of Shares; Exchange Option.

     (a) Subject to the provisions of paragraph (b) of this Section, in the event any Person shall become an Acquiring Person, proper provision shall be made so that each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof in accordance with the terms of this Agreement, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of shares of Common Stock for which a Right is then exercisable and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 12(d)), on the date such Person became an Acquiring Person. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

     (b) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of paragraph (c) of this Section) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time that a majority of the members of the Board of Directors shall be Acquiring Persons, Affiliates or Associates of an Acquiring Person, or nominees or representatives of any of them. Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to this paragraph (b) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of paragraph (c) of this Section) held by each holder of Rights. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this paragraph (b), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

     (c) Anything in this Agreement to the contrary notwithstanding, from and after the time any Person becomes an Acquiring Person, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has a primary purpose or effect the avoidance of this paragraph (c), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. No Right Certificate shall be issued pursuant to the provisions of this Agreement that represents any Rights beneficially owned by any Person whose Rights are void pursuant to the provisions of this paragraph (c). The Company shall use all reasonable efforts to ensure that the provisions of this paragraph (c) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 11.  Consolidation,  Merger or Sale or  Transfer  of  Assets or  Earning
     Power.

     At any time after a Person shall have become an Acquiring Person, in the event that, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any Person, (b) any Person shall consolidate with the
Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement, such number of shares of common stock of such other Person (including the Company as successor thereto or as the surviving corporation) as shall be equal to the result obtained by (x) multiplying the then-current Purchase Price by the number of shares of Common Stock for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 10) and (y) dividing that product by 50% of the current per share market price of the shares of common stock of such other Person (determined pursuant to Section 12(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Person shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Person; and (iv) such Person shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock in accordance with Section 8 hereof) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its common stock thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Person shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights. The provisions of this Section shall similarly apply to successive mergers or consolidations or sales or other transfers.

Section 12. Adjustments of Purchase Price, Number of Shares or Number of Rights.

     (a) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (c) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in Section 10 hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect and in compliance with other applicable conditions, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this paragraph and
Section 10 hereof, the adjustment provided for in this paragraph shall be in addition to, and shall be made prior to, any adjustment required pursuant to
Section 10 hereof.

     (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into Common Stock) less than the current per share market price of the Common Stock (as defined in paragraph (d) of this Section) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or a dividend payable in shares of Common Stock) or subscription rights or warrants (excluding those referred to in paragraph (b) of this Section), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Common Stock (as defined in paragraph (d) of this Section) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights
Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be such current per share market price of the Common Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (d) For the purpose of any computation hereunder, the "current per share market price" of the Common Stock on any date shall be deemed to be the average of the daily closing prices (as defined in Section 1(f) hereof) per share of such Common Stock for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (i) a dividend or distribution on such Common Stock payable in such Common Stock or securities convertible into such Common Stock or (ii) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be appropriately adjusted to reflect the current market price per share of Common Stock equivalent. If the Common Stock is not publicly held or not so listed or traded, the "current per share market price" shall mean the fair value per share of Common Stock as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

     (e) An adjustment in the Purchase Price requiring an increase or decrease of less than 1% in such price shall not be required immediately following a transaction, but any such adjustment shall be carried forward and made not later than the earlier of the Expiration Date and three years after the date of the transaction or shall be taken into account in any subsequent adjustment if prior to the earlier of such dates. All calculations under this Section and under
Section 10 shall be made to the nearest cent or to the nearest ten-thousandth of a share as the case may be.

     (f) If as a result of an adjustment made pursuant to paragraph (a) of this Section or Section 10(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares of stock so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (a) through
(c), inclusive, of this Section, and the provisions of Sections 7, 8, 9(c) and 11 hereof with respect to the Common Stock shall apply on like terms to any such other shares of stock.

     (g) All Rights issued by the Company subsequent to any adjustment to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h) Unless the Company shall have exercised its election as provided in paragraph (i) of this Section, upon each adjustment of the Purchase Price as a result of the calculations made in paragraphs (b) and (c) of this Section, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of stock (calculated to the nearest ten-thousandth) obtained by
(i) multiplying (x) the number of shares of stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Common Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this paragraph, the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 7(f) hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share of stock and the number of shares of stock that were expressed in the initial Right Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

     (l) In any case in which this Section or Section 10 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section or Section 10 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section or Section 10, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the shares of the Common Stock, issuance wholly for cash of any shares of Common Stock at less than the current market price, issuance wholly for cash of Common Stock or securities which by their terms are convertible into or exchangeable for Common Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

     (n) Whenever an adjustment is made as provided in Sections 10, 11 or 12 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 15 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Redemption.

     (a) The Board may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount being hereinafter referred to as the "Redemption Price").

     (b) Immediately upon the action of the Board ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right of the holders of Rights shall be to receive the Redemption Price. Within 10 days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at its last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section or in connection with the purchase of Common Stock prior to the Distribution Date.

Section 14. Notice of Certain Events.

In case the Company shall propose, at any time after the Distribution Date, (a) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid), (b) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with
Section 15 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock whichever shall be the earlier.

     In case any of the events set forth in Section 10(a) or (b) of this Agreement shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 15 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 10(a) or (b) hereof.

Section 15. Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                         Hancock Fabrics, Inc.
                         P.O. Box 2400
                         Tupelo, Mississippi 38803-2400
                         Attention: Secretary

Subject to the provisions of Section 2(d) hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                         Continental Stock Transfer & Trust Company
                         2 Broadway
                         New York, New York 10004
                         Attention: Investor Services Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 16. Supplements and Amendments.

The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates, so long as the interests of the holders of the Right Certificates are not adversely affected thereby, in order to cure any ambiguity, to correct or supplement any provision contained herein that the Board may, upon the advice of counsel, from time to time determine to be defective or inconsistent with any other provisions herein or with applicable law, or to make any other provisions in regard to matters or questions arising hereunder, which the Company and the Rights Agent may deem necessary or desirable, including but not limited to extending the Expiration Date and, provided that at the time of such amendment there is no Acquiring Person, the period of time during which or the conditions under which the Rights may be redeemed.

Section 17. Determinations and Actions by the Board of Directors.

The Board shall have the exclusive power and authority to exercise all rights and powers specifically granted to the Board or to the Company, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable to carry out the intent of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties and shall not subject the Board to any liability to the holders of the Rights.

Section 18. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 19. Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 20. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 21. Governing Law.

This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 22. Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 23. Descriptive Headings.

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                                                    HANCOCK FABRICS, INC.

                                                    By:  /s/   Larry G. Kirk
                                                    ----------------------------
                                                    Larry G. Kirk
                                                    Chief Executive Officer

                                                    CONTINENTAL STOCK TRANSFER
                                                    & TRUST COMPANY


                                                    By:  /s/   Steven Nelson
                                                    ----------------------------
                                                    Steven Nelson
                                                    Chairman, President,
                                                        Secretary

                                                                       Exhibit A

                           [Form of Right Certificate]

Certificate No. R-                                          ______________Rights

                           NOT EXERCISABLE AFTER MARCH 4, 2011 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

                                Right Certificate

                              HANCOCK FABRICS, INC.

     This certifies that _________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of March 23, 1987 between Hancock Fabrics, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), and as amended and restated most recently on March 4, 2001 (the "Rights Agreement"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (Central Time) on March 4, 2011, at the principal office of the Rights Agent, or its successors as Rights Agent, in the Borough of Manhattan in the City of New York, one fully paid, non-assessable share of common stock of the Company (the "Common Stock"), at a purchase price of $24 per share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares of Common Stock that may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 4, 2001, based on the Common Stock as constituted at such date.

     As provided in the Rights Agreement, the Purchase Price and the number of shares of Common Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal offices of the Company and the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right.

     No fractional shares of Common Stock shall be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof of a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon to the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     The Company and the Rights Agent may from time to time supplement or amend the Rights Agreement without the approval of any holders of Right Certificates, so long as the interests of the holders of Right Certificates are not adversely affected thereby, in order to cure any ambiguity, to correct or supplement any provision contained therein that the Board may from time to time determine to be defective or inconsistent with any other provisions therein or with applicable law, or to make any other provisions in regard to matters or questions arising thereunder that the Company and the Rights Agent may deem necessary or desirable, including but not limited to extending the Expiration Date (as such term is defined in the Rights Agreement) and, providing that at the time of such amendment there is no Acquiring Person (as such term is defined in the Rights Agreement), extending the period during which or the conditions under which the Rights may be redeemed.

     If any term, provision, covenant or restriction of the Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ________________.

                                                     HANCOCK FABRICS, INC.

                                               By_______________________________
                                               Title

                                               By_______________________________
                                               Title



Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY


By_____________________________     Date: _____________________________
 Authorized Signature

                                    [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                          (To be executed by the registered holder if such holder desires to transfer the Right Certificates.)

     FOR VALUE  RECEIVED  _______________________________________  hereby sells, assigns and transfers unto______________________________________________________
________________________________________________________________________________

                  (Please print name and address of transferee)

this Right Certificate and the Rights evidenced thereby, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________________________
                                                ________________________________
                                                Signature
Signature Guaranteed:

--------------------------------------------------------------------------------

The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person or an Affiliate or an Associate thereof (as defined in the Rights Agreement); and

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Date: _______________________

                                                ________________________________
                                                Signature

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                         exercise the Right Certificate)

To HANCOCK FABRICS, INC.:


     The undersigned hereby irrevocably elects to exercise ______________________ Rights represented by this Right Certificate to purchase the shares of Common Stock issuable upon the exercise of such Rights and requests that certificates for such Common Stock be issued in the name of:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________
If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

Dated: ______________________________

                                                ________________________________
                                                Signature

Signature Guaranteed:

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.
--------------------------------------------------------------------------------

The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person or an Affiliate or an Associate thereof (as defined in the Rights Agreement); and

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated: __________________________
                                                ________________________________
                                                Signature

--------------------------------------------------------------------------------

                                     NOTICE

     The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Forms of Assignment and Election is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Right Certificate.

                                                                       Exhibit B

                   SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK


     On March 23, 1987, the Board of Directors of Hancock Fabrics, Inc. (the "Company") declared a dividend of one Right for each outstanding share of common stock, $.01 par value, of the Company (the "Common Stock"). The description and terms of the Rights are set forth in a Rights Agreement dated as of March 23, 1987 and as amended and restated most recently on March 4, 2001 (the "Rights Agreement") between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). Each Right, when exercisable, will entitle the registered holder to purchase from the Company one share of Common Stock at a price of $24.00 per share (the "Purchase Price"), subject to adjustment.

     Initially, the Rights will be attached to all certificates representing outstanding Common Stock, and no separate Right Certificates will be distributed. The Rights will separate from the Common Stock upon the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the Common Stock (an "Acquiring Person") or (ii) 10 days (or such later date as the Board of Directors may determine) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 30% or more of the Common Stock (the earlier of such dates being called the "Distribution Date").

     Until the Distribution Date, the Rights will be evidenced by each Common Stock certificate with a copy of this Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, even without a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     A person or group that acquires Common Stock pursuant to a tender or exchange offer for all the outstanding Common Stock that is approved in advance by a majority of the disinterested members of the Board of Directors shall not be deemed an Acquiring Person and the consummation of such an offer shall not result in the occurrence of the Distribution Date.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on March 4, 2011 (the "Expiration Date"), unless the Expiration Date is extended or unless the Rights are earlier redeemed by the Company. Until a Right is exercised, the holder thereof, as such, shall have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     In the event that any person becomes an Acquiring Person, each Right (other than the Rights of an Acquiring Person, which become void) will thereafter entitle the holder to receive, upon the exercise thereof of the then current exercise price of the Right, that number of shares of Common Stock having a market value of two times the exercise price of the Right. Under such circumstances, the Board, at its option, may issue one share of Common Stock in exchange for each Right (other than those of the Acquiring Person), provided that at such time a majority of the members of the Board of Directors shall not be Acquiring Persons or affiliates or representatives of an Acquiring Person.

     In the event that, at any time after there is an Acquiring Person, the Company is acquired in a merger or other business combination transaction or more than 50% of its assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the exercise price of the Right.

     At any time prior to the time that there is an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, the Company will make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.